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                                                                   EXHIBIT 23.7



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated February 7, 1997, covering the financial statements of Alrenco, Inc., which is included in this Form 8-K. We hereby consent to the incorporation by reference of said report in the registration statement of Alrenco, Inc. on Form S-8 (File No. 33-08915, effective July 26,
1996).

                                                        Grant Thornton LLP

Dallas, Texas
March 5, 1998